Subordinated Debentures/Notes	12 Months Ended
Dec. 31, 2014
Long-term Debt, Unclassified [Abstract]
Subordinated Debentures/Notes
Subordinated Notes
As part of the acquisition of Vision's parent bank holding company ("Vision Parent") on March 9, 2007, Park became the successor to Vision Parent under (i) the Amended and Restated Trust Agreement of Vision Bancshares Trust I (the “Trust”), dated as of December 5, 2005, (ii) the Junior Subordinated Indenture, dated as of December 5, 2005, and (iii) the Guarantee Agreement, also dated as of December 5, 2005.

On December 1, 2005, Vision Parent formed a wholly-owned Delaware statutory business trust, Vision Bancshares Trust I (“Trust I”), which issued $15.0 million of Trust I's floating rate preferred securities (the “Trust Preferred Securities”) to institutional investors. These Trust Preferred Securities qualify as Tier I capital under FRB guidelines. All of the common securities of Trust I are owned by Park. The proceeds from the issuance of the common securities and the Trust Preferred Securities were used by Trust I to purchase $15.5 million of junior subordinated notes, which carry a floating rate based on a three-month LIBOR plus 148 basis points. The debentures represent the sole asset of Trust I. The Trust Preferred Securities accrue and pay distributions at a floating rate of three-month LIBOR plus 148 basis points per annum. The Trust Preferred Securities are mandatorily redeemable upon maturity of the notes in December 2035, or upon earlier redemption as provided in the notes. Park has the right to redeem the notes purchased by Trust I in whole or in part, on or after December 30, 2010. As specified in the indenture, if the notes are redeemed prior to maturity, the redemption price will be the principal amount, plus any unpaid accrued interest. In accordance with GAAP, Trust I is not consolidated with Park’s financial statements, but rather the subordinated notes are reflected as a liability.

On December 23, 2009, Park entered into a Note Purchase Agreement, dated December 23, 2009, with 38 purchasers (the “2009 Purchasers”). Under the terms of the Note Purchase Agreement, the 2009 Purchasers purchased from Park an aggregate principal amount of $35.25 million of 10% Subordinated Notes due December 23, 2019 (the “2009 Notes”). The 2009 Notes were intended to qualify as Tier 2 capital under applicable rules and regulations of the FRB. The 2009 Notes could not be prepaid in any amount prior to December 23, 2014; however, subsequent to that date, Park could prepay, without penalty, all or a portion of the principal amount outstanding. Of the $35.25 million in 2009 Notes, $14.05 million were purchased by related parties. The 2009 Notes were prepaid in full on December 24, 2014.

On April 20, 2012, Park entered into a Note Purchase Agreement, dated April 20, 2012 (the “2012 Purchase Agreement”), with 56 purchasers (the "2012 Purchasers"). Under the terms of the 2012 Purchase Agreement, the 2012 Purchasers purchased from Park an aggregate principal amount of $30 million of 7% Subordinated Notes due April 20, 2022 (the "2012 Notes"). The 2012 Notes are intended to qualify as Tier 2 capital under applicable rules and regulations of the FRB. Each 2012 Note was purchased at a purchase price of 100% of the principal amount thereof. The 2012 Notes may not be prepaid by Park prior to April 20, 2017. From and after April 20, 2017, Park may prepay all, or from time to time, any part of the 2012 Notes at 100% of the principal amount (plus accrued interest) without penalty, subject to any requirement under FRB regulations to obtain prior approval from the FRB before making any prepayment.